SECURITIES AND EXCHANAGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 17, 2002
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Washington                000-15540                   91-1223535
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 (State of other jurisdiction    (Commission           (IRS Employer Identi-
    of incorporation)            File Number)             fication Number)

               332 SW Everett Mall Way, Everett, Washington 98204
         ------------------------------------------------------------
                (Address of principal executive offices/Zip Code)

        Registrants telephone number, including area code: (425) 514-0700
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    Item 5.        Other Events

     On October 16, 2002, the Board of Directors of the Corporation adopted a third stock repurchase program to repurchase an additional 5% of its outstanding common stock in the open market.

    Item 7.        Exhibits
                     99              Press Release

                                             SIGNATURES
                                         ------------------
                   Pursuant to the requirements of the Security Exchange Act of
    1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Dated:        October 17, 2002
                                 ------------------------

                                      FRONTIER FINANCIAL CORPORATION

                                  By:      /s/ James F. Felicetty
                                      ---------------------------------
                                               James F. Felicetty
                                 Its:          Secretary/Treasurer

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                                                                     Exhibit 99

Frontier Financial Corporation Announces Third Stock Repurchase
Program

    EVERETT, Wash.--Oct. 17, 2002--The Board of Directors of Frontier Financial Corporation (Nasdaq:FTBK), headquartered in Everett, Wash. today announced adoption of a third stock repurchase program authorizing Frontier to repurchase an additional 5% of its outstanding stock over the next two years.
    Frontier currently has 18,863,129 shares outstanding.
    Frontier has had two previous repurchase programs, the first of which was approved in September 1999 and the second approved in October 2001. There have been 1,892,800 shares repurchased under the those programs with 87,194 shares remaining to be purchased prior to current repurchase authority.
    Under the repurchase program, which is effective immediately, the Corporation will purchase shares from time to time in the open market, depending on market price and other considerations. Most of the shares will be retired, however, some will be used to meet obligations under the Corporation's key employee stock option plan, and other purposes permitted by accounting rules.
    Bob Dickson, president & CEO stated "The Board remains convinced that the stock price is undervalued at this time and does not reflect the operating performance of Frontier. We continue to have an abundance of capital, and think Frontier stock is a great buy at current prices."
    Frontier Financial Corporation headquartered in Everett, Wash., is the parent company of Frontier Bank which operates thirty-nine banking offices in Clallam, Jefferson, King, Kitsap, Pierce, Skagit, Snohomish and Whatcom Counties.
    Information herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as "may", "expected", "anticipate", "estimate", "continue" or other comparable words. In addition, all statements other than statements of historical facts that address activities that Frontier expects or anticipates will or may occur in the future are forward-looking statements. Readers are encouraged to read the SEC reports of Frontier particularly its Form 10-K for the Fiscal Year Ended Dec. 31, 2001, for meaningful cautionary language discussing why actual results may vary materially from those anticipated by management.

    CONTACT: Frontier Financial Corporation
             Robert J. Dickson, 425/514-0700

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